Exhibit 10.25

Asset Pledge Registration Form

Pledgor:	Company	Self-employed	Agricultural producer and operator
Name:	Beijing Secoo Trading Limited		Located:		Room 2405, Building 31, No. 25 Yuetan North Street, Xicheng District, Beijing
Business License No.			ID number:
Name of Agent:	Fengwei An		Cell phone:
Name of Pledgee:	SPD Silicon Valley Bank Co., Ltd.
Business License No.
Name of agent:	Fengwei An		Cell phone:
Overview of Pledged Debt
Type:			Borrowings	Amount:		RMB 60,000,000.00
Coverage of Pledge:

The principal, interest, penalty interest, deposit to be made up, compound interest, liquidated damages, compensation, appraisal fees, notarial fees, commission and fees for realization of the creditor’s right (including, but not limited to, litigation costs, property preservation fees, traveling expenses, auction fees, attorney fees, enforcement fees, etc.) arising under the Principal Contract; losses of the mortgagee caused by default of the mortgagor under this agreement and all other expenses payable by the debtor under the Principal Contract.

				Term for Debtor to Satisfy the Debt:		From April 18, 2016 to December 31, 2017
Remarks:			The pledge is a pledge of maximum amount (Principal Contract No.: CL201511002)
Overview of Collateral (attach a separate page if necessary)
Name	Owner	Right of Use Holder	Unit	Quantity	Value (yuan)	Status (existing or future)
Cosmetics	Beijing Secoo Trading Limited	Beijing Secoo Trading Limited	Bottle	2	700	Existing
Footwear	Beijing Secoo Trading Limited	Beijing Secoo Trading Limited	Pair	175	367,100	Existing
Household	Beijing Secoo Trading Limited	Beijing Secoo Trading Limited	Piece	184	125,400	Existing
Total value of Collateral (yuan):		RMB 220,683,000.00

The pledgor and the mortgagee hereby undertake that, this register contains no false statements, and all the materials and information submitted are true and valid and the chattels for the pledge do not violate any prohibitive provisions of the Property Law of the People’s Republic of China, by which they intend to be legally bound.

Signature of Mortgagor		Signature of Mortgagee		Seal of Registration Authority
Beijing Secoo Trading Limited (Company Seal) April 28, 2016		SPD Silicon Valley Bank Co., Ltd. (Company Seal) April 28, 2016		Beijing Administration for Industry and Commerce, Xicheng Branch (Company Seal) April 28, 2016